                                                                   Exhibit 10.18
________________________________________________________________________________
                                        VIRAGE LOGIC CORPORATION
NOTICE OF GRANT OF STOCK OPTION         ID: 77-0416232
                                        47100 Bayside Parkway
                                        Fremont, CA 94538

________________________________________________________________________________

JAMES J. ENSELL                         OPTION NUMBER:  000945
47100 BAYSIDE PARKWAY                   PLAN:           2002
FREMONT, CA US 94538

________________________________________________________________________________

Effective 10/20/2003 ("the Grant Date"), you have been granted a(n) Incentive Stock Option to buy 44,444 shares of Common Stock of Virage Logic Corporation ("the Company") under the Company's 2002
Equity Incentive Plan ("the Plan") at an exercise price of $9.00000 per share.

The total exercise price for the shares covered by this option is $399,996.00.

Subject to the Plan, the shares covered by this option will vest (become exercisable) as set forth below.

               Shares      Vest Type       Full Vest    Expiration
               ------    -------------    ----------    ----------
                9,524     On Vest Date    10/13/2004    10/20/2013
                1,587          Monthly    12/13/2004    10/20/2013
               11,111          Monthly    12/13/2005    10/20/2013
               11,111          Monthly    12/13/2006    10/20/2013
               11,111          Monthly    12/13/2007    10/20/2013



Shares that vest "On Vest Date" will become exercisable on the date indicated under "Full Vest." Shares that vest "Monthly" will become exercisable in equal monthly installments, each on the monthly anniversary of the date indicated under "Full Vest."

The option expires on the date indicated in the table above under "Expiration." The option is governed by the terms of the Plan and we encourage you to carefully review the Plan, a copy of which is attached to the Notice of Grant. You should also review the Prospectus for the Plan dated March 8, 2002. By signing the Notice of Grant, you accept, and agree to be bound by, all terms and conditions of the Plan and this Notice of Grant.

If you decide to purchase shares under this option, you will be required to submit a completed exercise agreement on a form approved by the Company, together with payment for the shares. You may pay for the shares (plus any associated withholding taxes) using cash, a check, a wire transfer or any other form of payment listed in section 6.4(b), 6.4(c)(i) and (ii) of the Plan and permitted by the Administrator at the time you wish to exercise. Shares available under this option must be purchased, if at all, no later than the Expiration Date.


/s/ James R. Pekarsky                                  11/13/03
_____________________________________________       ____________________________
Virage Logic Corporation                            Date


/s/ James J. Ensell                                    11/13/03
_____________________________________________       ____________________________
James J. Ensell                                     Date


                                                                Date: 11/13/2003

                                                        VIRAGE LOGIC CORPORATION
NOTICE OF GRANT OF STOCK OPTION                                    ID:77-0416232
                                                           47100 Bayside Parkway
                                                               Fremont, CA 94538


JAMES J. ENSELL                                            OPTION NUMBER: 000946
47100 BAYSIDE PARKWAY                                      PLAN:            2002
FREMONT, CA US 94538


Effective 10/20/2003 ("the Grant Date"), you have been granted a(n) Non-Qualified Stock Option to buy 155,556 shares of Common Stock of Virage Logic Corporation ("the Company") under the Company's 2002 Equity Incentive Plan ("the Plan") at an exercise price of $9.00000 per share.

The total exercise price for the shares covered by this option is $1,400,004.00.

Subject to the Plan, the shares covered by this option will vest (become exercisable) as set forth below.

Shares      Vest Type         Full Vest       Expiration
------      ---------         ---------       ----------

40,476      On Vest Date      10/13/2004      10/20/2013
 6,746           Monthly      12/13/2004      10/20/2013
38,889           Monthly      12/13/2005      10/20/2013
38,889           Monthly      12/13/2006      10/20/2013
30,556           Monthly      10/13/2007      10/20/2013


Shares that vest "On Vest Date" will become exercisable on the date indicated under "Full Vest." Shares that vest "Monthly" will become exercisable in equal monthly installments, each on the monthly anniversary of the date indicated under "Full Vest."

The option expires on the date indicated in the table above under "Expiration." The option is governed by the terms of the Plan and we encourage you to carefully review the Plan, a copy of which is attached to the Notice of Grant. You should also review the Prospectus for the Plan dated March 8, 2002. By signing the Notice of Grant, you accept, and agree to be bound by, all terms and conditions of the Plan and this Notice of Grant.

If you decide to purchase shares under this option, you will be required to submit a completed exercise agreement on a form approved by the Company, together with payment for the shares. You may pay for the shares (plus any associated withholding taxes) using cash, a check, a wire transfer or any other form of payment listed in section 6.4(b), 6.4(c)(i) and (ii) of the Plan and permitted by the Administrator at the time you wish to exercise. Shares available under this option must be purchased, if at all, no later than the Expiration Date.

/s/ James R. Pekarsky                        11/13/03
----------------------                  -------------------------
Virage Logic Corporation                Date

/s/ James J. Ensell                          11/13/03
----------------------                  -------------------------
James. J. Ensell                        Date

Addendum to October 20, 2003 Notice of Grant
James J. Ensell
Option Number: 945       ISO  44,444 shares
Option Number: 946       NQ   155,556 shares

In the event the Company is subject to a "Change of Control", as defined in the 2002 Equity Incentive Plan, within the first year of your employment and you are involuntarily terminated in connection with that Change of Control, 50,000 shares, of your 200,000 share new hire option grant, will immediately vest and become exercisable in accordance with the option agreement upon your termination.